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                          HARTFORD LIFE INSURANCE COMPANY

                          (HEREIN CALLED WE, OUR AND US)

                                   HARTFORD CT



Policyholder:       [XYZ Corporation]           Group Policy Number:  [12345]

Issued in:          [Connecticut and governed   Effective Date:  [May 1, 1994]
                    by its laws                 the Group Policy takes effect
Policy              [May 1, 1994 and            which is also its Date of
Anniversary:        each May 1 after that]      Issue.


Hartford Life Insurance Company, in consideration of the application of this Certificate and the payment of premiums, agrees, subject to the terms and conditions of this Certificate, to provide benefits as provide herein. this Certificate is subject to the laws of the jurisdiction where it is delivered.

All provisions set forth on the following pages are a part of this Certificate.


Signed for HARTFORD LIFE INSURANCE COMPANY.


          SECRETARY                                       PRESIDENT

        /s/ B. Gardner                                    /s/ "illegible"



          GROUP FLEXIBLE PREMIUM VARIABLE ANNUITY CERTIFICATE

Variable cash surrender values while the Annuitant and Certificate Owner are living and prior to the Annuity Commencement Date. Death benefit subject to guaranteed minimum. Partial withdrawal option. Non-participating. Individual allocations. All payments and values provided by this Certificate, when based on investment experience of a Separate Account, are variable and are not guaranteed as to a fixed dollar amount.



                         Hartford Life Insurance Company
                               200 Hopmeadow Street
                           Simsbury, Connecticut 06070


GVA94(P)

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                              TABLE OF CONTENTS


The contents of this certificate appear in the following order:


                               SPECIFICATIONS


                                 DEFINITIONS


             WITHDRAWAL, TERMINATION AND CONTINUATION PROVISIONS


                             CONTROL PROVISIONS


                         PREMIUM PAYMENT PROVISIONS


                            ALLOCATION PROVISIONS


                             VALUATION PROVISIONS


                             GENERAL PROVISIONS


                             ANNUITY PROVISIONS


                               ANNUITY TABLES


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                                       2

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                                  SPECIFICATIONS


PREMIUM PAYMENT AND INVESTMENT INFORMATION

Annuitant                                 As shown in each Certificate.
Annuitant Date of Birth                   As shown in each Certificate.
Contingent Annuitant                      As shown in each Certificate.
Contingent Date of Birth                  As shown in each Certificate.
Certificate Date                          As shown in each Certificate.
Certificate Owner                         As shown in each Certificate.
Certificate Owner Date of Birth           As shown in each Certificate.
Annuity Commencement Date                 As shown in each Certificate.
Initial Premium Payment                   As shown in each Certificate.

Subsequent premiums are flexible as indicated in the Premium Payment Provisions.

Minimum Subsequent Premium                [$1,000]

Allocations
  Initial Allocation                      As shown in each Certificate.
  Maximum Divisions at any one time       As shown in each Certificate.
  Reallocation changes per
    Certificate Year                      [12]

Separate Account: [ICMG Secular Trust Separate Account


          DIVISION                             BASED ON:

Money Market Fund                      HVA Money market Fund, Inc

Aggressive Growth Fund                 HVA Aggressive Growth Fund

Hartford Bond Fund                     Hartford Bond Fund, Inc.

Partners Portfolio                     Partners Portfolio of Neuberger & Berman
                                       Advisers Management Trust

Balanced Portfolio                     Balanced Portfolio of Neuberger & Berman
                                       Advisers Management Trust

Limited Maturity Bond Portfolio        Limited Maturity Bond Portfolio of
                                       Neuberger & Berman Advisers Management
                                       Trust

Equity-Income Portfolio                Equity-Income Portfolio of Fidelity
                                       Variable Insurance Products Fund

Asset Manager Portfolio                Asset manager Portfolio of Fidelity
                                       Variable Insurance Products Fund II

High Income Portfolio                  High Income Portfolio of Fidelity
                                       Variable Insurance Products Fund

Alger American Small Cap Portfolio     Small Cap Portfolio of Alger American
                                       Fund

Alger American Growth Portfolio        Growth Portfolio of Alger American Fund

Emerging Markets Series                Emerging Markets Series of GCG Trust


or other funds as may be made available from time to time.


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                                      3A

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SEPARATE ACCOUNT DEDUCTIONS

We charge [.65%] of the assets in each Division on an annual basis equal to a daily charge of [.001781%] for mortality and expense risks.

The Separate Account is governed by Our state of domicile.

Each Division invests in shares of the portfolios as designated


POLICY FACTS

PARTIAL WITHDRAWAL OF CASH SURRENDER VALUE

  Maximum Withdrawal                     [Amount which will reduce the
                                         remaining Investment Value to our
                                         minimum level.]
  Minimum Withdrawal                     [$1,000]
  Number Per Certificate Year            [12]

RIDERS                                   [None]


CHARGES

EXPENSE CHARGES

  Premium Loading                        [Maximum 4.6% of premiums collected,
                                         plus a percentage of premiums to
                                         cover State and Local Taxes, plus
                                         .43% of premiums at cover the cost
                                         of federal taxes imposed under
                                         Section 848 of the Internal
                                         Revenue Code. We will adjust the
                                         charges to cover taxes based on
                                         changes in applicable tax law.]

  Administrative Expense Charges         [$2.50 per month]

  Surrender Charges                      [None]

  Excess Reallocation Charges            [Not Applicable]


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                                      3B

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NYSE means the New York Stock Exchange.

[PARTICIPATING ENTITY means an employer or other entity who is approved to allow its employees or members to purchase an annuity under the Policy.]

POLICYHOLDER means the person or entity to whom the Policy is issued.

PREMIUM LOADING a percentage of premium charge, as shown in the specifications, deducted at the time a premium payment is received by US to cover sales loads, State and Local Taxes, and federal income taxes imposed under Section 848 of the Internal Revenue Code. We will adjust the charges to cover taxes based on changes in applicable tax law.

PROCESSING DATE(S) means the days on which We deduct charges from the Investment Value. The first Processing Date is the Certificate Date. There is a Processing Date each month. Later Processing Dates are on the same calendar day as the Certificate Date, or on the last day of any month which has no such calendar day.

PROCESSING PERIOD means the period from the Certificate Date to the next Processing Date and thereafter the period from one Processing Date to the next.

SEC means the Securities and Exchange Commission.

SEPARATE ACCOUNT means an account established by US to separate the assets funding the variable benefits for the class of contract to which this contract belongs from other assets of Ours. We own the assets in the Separate Account. The assets in the Separate Account are not chargeable with liabilities arising out of any other business We may conduct. Income and realized gains or losses from assets in a Separate Account are credit to or charged against that Separate Account without regard to income, gains or losses in Our General Account or Our other Separate Accounts. The Separate Account and the funds which are the underlying securities of the Separate Account, are listed in the Specifications beginning on page 3.

STATE AND LOCAL TAX means the amount of taxes, if any, charged by a state or municipality.

SURRENDER VALUE means the value of the Certificate upon surrender, as described in the Termination and Continuation Section.

VALUATION PERIOD means each business day together with any non-business days before it. A business day is any day the NYSE is open for trading or any day the SEC requires mutual funds, unit investment trusts or other investment portfolios to be valued.


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                                        5

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                          TERMINATION AND CONTINUATION

FULL SURRENDER - PRIOR TO ANNUITY COMMENCEMENT DATE

Prior to the Annuity Commencement date, the Certificate Owner has the right to terminate this Certificate by submitting a written request to Our Customer Service Center. In such event, the Surrender Value of this Certificate may be taken in the form of a cash settlement.

The Surrender Value of this Certificate is equal to the Investment Value less:

  (a)  any applicable State and Local Taxes not previously deducted; and
  (b)  any Charges incurred but not previously deducted.

The Surrender Value provided by this Certificate is not less than the minimum value required by the insurance laws of the state in which the policy is issued.

PARTIAL WITHDRAWAL - PRIOR TO ANNUITY COMMENCEMENT DATE

The Certificate Owner may request, in writing, a partial withdrawal of Investment Values at any time, provided the Investment Value remaining after the withdrawal is at least equal to Our minimum amount rules then in effect. If the remaining Investment Value following such withdrawal is less than Our minimum amount rules, We will terminate this Certificate and pay the Surrender Value.

The Surrender Charge, described in the Specifications will be assessed against any Investment Values withdrawn.

For Federal tax purposes, any partial withdrawal will be deemed to be first from earnings, to the extent that they exist, and then from premium payments.

TERMINATION AFTER THE ANNUITY COMMENCEMENT DATE

The Certificate may not be surrendered for its Surrender Value after the commencement of annuity payments, except as permitted in Option Four, as described in Annuity Provisions.

CONTINUATION

If the Policy is terminated, the rights, controls, and obligations that belong to the Certificate Owner will continue. This Certificate will terminate the earlier of the date the death benefit is paid, the date the Certificate is surrendered for its Investment Value, or the date annuity payments are no longer payable.

DEATH BENEFIT

Prior to the Annuity Commencement Date, the death benefit will be the Investment Value on the date of receipt of Due Proof of Death at Our Customer Service Center. If the deceased, whether it is the Annuitant or the Certificate Owner, has not attained age 85, then the death benefit will be the greater of:

(a) The Investment Value on the date of receipt of Due Proof of Death at our Customer Service Center; or

(b) 100% of all premium payments made by Certificate Owner under this Certificate, reduced by the amount of any partial withdrawals since the Certificate Date.

The death benefit may be taken in one sum or under any of the settlement options then being offered by the Company, provided, however, that: (a) in the event of the death of any Certificate Owner prior to the Annuity Commencement Date, the entire interest in the Certificate will be distributed within 5 years after the death of the Certificate Owner and (b) in the event of the death of any Certificate Owner or Annuitant which occurs on or after the annuity Commencement Date,


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                                       6
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any remaining interest in the Certificate will be paid at least as rapidly as under the method of distribution in effect at the time of death, except that, if the benefit is payable over a period not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary, such distribution must commence with one year of the date of death.

Notwithstanding the foregoing, in the event of the Certificate Owner's death where the sole Beneficiary is the spouse of the Certificate Owner and the Annuitant or Contingent Annuitant is living, such spouse may elect, in lieu of receiving the death benefit, to be treated as the Certificate Owner. Only one such spousal election is permitted with respect to any Certificate.

Notwithstanding any provisions to the contrary, if the Certificate is owned by a corporation or other non-individual, a death benefit will be paid upon the death of the Annuitant prior to the Annuity Commencement Date. Such benefit will be payable only as one sum or under the same settlement options and in the same manner as if an individual Certificate Owner died on the date of the Annuitant's death.

When payment is taken in one sum, payment will be made within 7 days after the date Due Proof of Death is received, except as provided in General Provisions - Payments We May Defer. Any payment subject to such deferral and made with respect to the death of a Certificate Owner (or death of Annuitant in the case of a non-individual Certificate Owner) prior to the Annuity Commencement Date will be distributed no later than 5 years after the date of death.

                               CONTROL PROVISIONS

ANNUITANT AND CONTINGENT ANNUITANT

The Annuitant may not be changed. The designation of Contingent Annuitant will remain in effect until changed by the Certificate Owner. Changes in the designation of Contingent Annuitant may be made at any time prior to the Annuity Commencement Date by written notice to Us.

POLICYHOLDER

The designation of Policyholder will remain in effect until changed by the Policyholder. Changes in the designation of the Policyholder may be made by the Policyholder by written notice to Us.

CERTIFICATE OWNER

The designation of Certificate Owner will remain in effect until changed by the Certificate Owner. Changes in the designation of the Certificate Owner may be made during the lifetime of the Annuitant by written notice to Us.

The Certificate Owner may exercise all rights, options, and privileges granted by the Policy or permitted by Us and to agree with Us to any change in or amendment to the Policy. The rights of the Certificate Owner shall be subject to the rights of any assignee. (See General Provisions - Assignment)

BENEFICIARY

The Beneficiary is designated by the Certificate Owner. Changes in the Beneficiary may be made during the lifetime of the Annuitant and Certificate Owner by written notice to Us.

If the Beneficiary has been designated irrevocably, however, such designation cannot be changed or revoked without such Beneficiary's written consent. Upon receipt of notice satisfactory to Us and written consent, if required, at Our Customer Service Center, the new designation will take effect as of the date the notice is signed, whether or not the Annuitant or Certificate Owner is alive at the time of receipt of such notice. The change will be subject to any payments made or other action taken by Us before the receipt of the notice.

In the event of the death of the Annuitant, prior to the Annuity Commencement Date, when there is no surviving Contingent Annuitant, the Beneficiary will be the Beneficiary then in effect. If there is no Beneficiary in effect of if the Beneficiary is no longer living, the Certificate Owner will be the Beneficiary. If the Annuitant is the sole Certificate Owner and there is no Beneficiary in effect, the Annuitant's estate will be the Beneficiary.

In the event of the death of the Certificate Owner prior to the Annuity Commencement Date, the Beneficiary will be the Beneficiary then in effect. If no Beneficiary designation is in effect or if the Beneficiary has predeceased the Certificate Owner, the Certificate Owner's estate will be the Beneficiary.

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                                       7
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CHANGES WITHIN THE SEPARATE ACCOUNT

We may, at times, make additional Separate Account Divisions or make additional Separate account available. We may also eliminate Divisions, combine two or more Divisions or substitute a new underlying fund for the underlying fund in which a Division invests. We will get approval from the regulatory authority of our state of domicile before making any substitution. We will also obtain any other required approvals.

Subject to any required regulatory approvals. We have the right to transfer assets of the separate Account or of a Division to another Separate Account or Division.

When permitted by law, we may:

    1. modify this Policy and the Certificate to comply with applicable federal and state laws; or

    2.  combine the Separate Account with another separate account;

INVESTMENT VALUE

The Certificate Owner selects the Divisions for allocation of the Investment Value. The number Divisions to which the Investment Value may be allocated at any one time is shown in the Specifications. The Investment Value in each Division is equal to the number of Accumulation Units held in the Division by the Certificate Owner multiplied by the appropriate Accumulation Unit value.

ACCUMULATION UNITS

Each net premium payment is applied to provide Accumulation Units in each Division (See Allocation Provisions; Premiums). The number of Accumulation Units credited to each Division is determined by dividing the net premium payment for that Division by the dollar value of one Accumulation Unit next computed after the receipt of the premium payment by Us.

The number of Accumulation Units so determined will not be affected by any subsequent change in the value of Accumulation Units The Accumulation Unit value in the Division may decrease or increase in each Valuation Period. The number of Accumulation Units will be affected by premium payments, partial withdrawals, reallocations, experience credits, Administrative Expense Charges, and Excess Reallocation Charges.

THE EXPERIENCE FACTOR

The experience factor for a Valuation Period reflects the investment experience of the underlying funds in which the Division invests and the charges assessed to the Division. The experience factor for each of the divisions is equal to the net asset value per share of the corresponding underlying fund at the end of the Valuation Period, plus the per share amount of any unpaid dividend, or capital gains by that underlying fund, divided by the net asset value per share of the corresponding underlying fund at the beginning of the Valuation Period, and subtracting from that amount the mortality and expense risk charge shown in the Specifications.

ACCUMULATION UNIT VALUE

The value of an Accumulation Unit for each Division of the Separate Account is fixed at $10 when the first investments in a Division are made. The value of the respective Accumulation Units for any subsequent day is determined by multiplying the Accumulation Unit value for the preceding day by the experience factor for that Division for the current day.

ANNUITY UNIT VALUES DURING THE ANNUITY PERIOD

The value of an Annuity Unit for each Division in the Separate Account is set at $10 when the first investments in a division are made. The value of an Annuity Unit for each Division of the Separate Account will vary to reflect the investment experience and will be determined by multiplying the value of the Annuity Unit for that Division on the


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                                       9

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preceding day by the product of (a) the experience factor for that Division for the day for which the Annuity Unit value is being calculated, and (b) 0.999866, which is a factor that neutralizes an assumed interest rate of 5%.

                              GENERAL PROVISIONS

ENTIRE CONTRACT

This Policy including any attached rider, endorsement, amendment, Certificate, the application of the Policyholder, and the application of the Certificate Owner constitute the entire contract between the Policyholder and Us. All statements made by the Policyholder, (Participating Entity) or any Certificate Owner will be deemed representations and not warranties. No such statement will be used in any contest unless it is contained in the application signed by the Policyholder, in an application signed by the Certificate Owner, or in a written instrument signed by the [Participating Entity, or] Certificate Owner, a copy of which has been furnished to the Certificate owner, [Participating Entity,] beneficiary or Policyholder.


AUTHORITY TO CHANGE

We reserve the right to modify the Policy and/or Certificate, but only if such modification is necessary: (i) to make the Policy, Certificate, or Separate Account comply with any law or regulation issued by a governmental agency to which We are subject; or (ii) to assure continued tax advantages for the Policy and Certificate under the Code or other federal or state laws; or
(iii) to reflect a change in the operation of the Separate Account or the Division(s); or (iv) to provide additional Separate Account options; or (v) to withdraw Separate Account options. In the event of any such modifications, We will provide notice to the Policyholder and/or Certificate Owner or to the payee(s) during the annuity period. We may also make appropriate endorsement in the Policy and/or Certificate to reflect such modification. No agent or broker has the authority to change any of the terms of this Policy or Certificate or to make any agreements binding on Us.

The Certificates issued under the Policy to which this endorsement is attached are intended to qualify as annuity contracts for Federal tax purposes. To that end, the provisions of the Policy and Certificates are interpreted and administered to ensure or maintain such tax qualification, notwithstanding any other provisions to the contrary.

NON-PARTICIPATING

The Policy does not participate in Our divisible surplus.

INCONTESTABILITY

The validity of each Certificate will not be contested after it has been in force for two years from its Certificate Date.

ASSIGNMENT

The benefits of each Certificate can be assigned by the Certificate Owner only if We agree. This does not change the ownership and all rights are subject to the terms of the assignment. To make or release an assignment, We must receive written notice satisfactory to Us at Our Customer Service Center. We are not responsible for the validity of any assignment.

MISSTATEMENT OF AGE

If the age of the Annuitant has been misstated, the amount of the annuity payable by Us shall be that provided by that portion of the amounts allocated to effect such annuity on the basis of the corrected information without changing the date of the first payment of such annuity. Any underpayments by Us shall be made up immediately and any overpayments shall be charged against future amounts becoming payable.

CERTIFICATES

Certificates will be furnished [to the Certificate Owner] by Us. Each Certificate will summarize provisions of the Policy affecting an individual Annuitant.


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VALUE REPORTS

We will send [the Certificate Owner] reports at the times agreed upon by [the Certificate Owner] and Us, but not less often than annually. The report will show the allocation of the Investment Value on such date and any changes since the last report. The report will also include any other information required by the insurance regulatory authority of the jurisdiction in which the Policy is issued.

PAYMENTS WE MAY DEFER

We may not be able to determine the value of the assets of the separate account Divisions because: 1) the NYSE is closed for trading; 2) the SEC determines that a state of emergency exists; or 3) there is an order of the SEC permitting a delay for the protection of Certificate Owners.

During such times, we may delay: 1) determination and payment of partial withdrawals, and Surrender Values; and 2) reallocation of the Investment Value.

We may, at any time, defer payment of partial withdrawals, Surrender Values up to 7 business days of a written request for amounts in the Divisions.

We may defer payment of the partial withdrawals, Surrender Values on illiquid security investments to the date such securities become available without penalty.

CLAIMS OF CREDITORS

Proceeds described in this Certificate will be free from creditor's claims to the extent allowed by law.

TO CLAIM DEATH BENEFITS

Contact Our Customer Service Center for instructions. Death Benefits are usually paid within 7 business days after receipt of Due Proof of Death and all other requirements. Interest will be paid on death proceeds from the date we receive Due Proof of Death to date of payment. Interest will never be less than required by applicable law.

AGENCY

Neither the Policyholder [nor any Participating Entity] nor any administrator appointed by the foregoing is Our agent. We are not liable for any of their acts or omissions.

CHANGE IN FEDERAL, STATE AND LOCAL TAXES

Following the effective date of any tax law, or change to any such law, applicable to this Certificate, We have the right to change the amount due under this Certificate for payment of such federal taxes or State and Local Taxes. The amount of such change will be determined by the amount of changes in the taxes imposed.

MINIMUM VALUE STATEMENT

Any Surrender Values, death benefits, or annuity provisions available under this Certificate equal or exceed those required by the state in which the Certificate is delivered.

PROOF OF SURVIVAL

The payment of any life contingent annuity benefit will be subject to evidence that the Annuitant is alive on that date such payment is otherwise due.

VOTING RIGHTS

We shall notify the Certificate Owner of any Division shareholder's meetings at which the shares held for the Certificate Owner's Account may be voted and shall also send proxy material and a form of instruction by means of which the


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                                      11

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[*]FOURTH OPTION - Payment for a Designated Period - An annuity payable monthly for the number of years selected which may be from 5 to 30 years. The remaining balance of proceeds in the Separate Account for any day is equal to the balance on the previous day decreased by the amount of any installment paid on that day and the remainder multiplied by the applicable experience factor for the day as described in the valuation provisions. Any surrender out of this option will be subject to Surrender Charges, as described in the Specifications.

[*If this contract is issued to qualify under Section 401, 403, or 408 of the Internal Revenue Code of 1954 as amended, these options shall be available only if the guaranteed payment period is less than the life expectancy of the Annuitant at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.]

                                  ANNUITY TABLES

DESCRIPTION OF TABLES

The attached tables show the minimum dollar amount of the first monthly payments for each $1,000 applied under the options. Under the First or Second Options, the amount of each payment will depend upon the age of the payee at the time the first payment is due. Under the Third Option, the amount of each payment will depend upon the ages of both payees at the time the first payment is due.

The variable payment annuity tables for the First, Second and Third Options are based on the 1983a Individual Annuity Mortality Table with ages set back one year and an interest rate of 5% per annum. The table for the Fourth Option is based on an interest rate of 5% per annum.

The fixed annuity payment tables for the First, Second and Third Options are based on the 1983a Individual Annuity Mortality Table with ages set back one year and an interest rate of 3% per annum. The table for the Fourth Option is based on an interest rate of 3% per annum.

Once the Certificate Owner has elected an annuity option, that election may not be changed with respect to any Annuitant following the commencement of annuity payment.

MINIMUM PAYMENT

No election of any options or combination of options may be made under this contract unless the first payment for each effected Account would be at least equal to the minimum payment amount according to Our rules then in effect. If at any time, payments to be made to any payee from each Account are or become less than the minimum payment amount, We shall have the right to change the frequency of payment to such intervals as will result in a payment at least equal to the minimum. If any amount due would be less than the minimum payment amount per annum, We may make such other settlement as may be equitable to the payee.


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                                       14

                           PREMIUM PAYMENT PROVISIONS

Premium payments are payable at Our Customer Service Center. Payments may be made by check payable to Hartford Life Insurance Company or by any other method acceptable to Us. We reserve the right to limit the amount of any premium payment.

The Initial Premium Payment is shown in the Specifications. This is a flexible premium variable annuity. Additional payments may be accepted by Us. The additional payments must be at least equal to the minimum subsequent premium payment shown in the Specifications.

                               ALLOCATION PROVISIONS

PREMIUMS

Each net premium payment is equal to the premium less Premium Loading shown in the Specifications. Each net premium payment is allocated to selected Divisions on the date We receive and accept it. The initial allocation is shown in the Specifications.

The percentage allocation for future net premiums to the Divisions can be changed. Percentages must be in whole numbers. To make changes, We must be notified of the new percentages in a form satisfactory to Us. Any change will take effect with respect to premiums received on or after receipt of such notice.

REALLOCATION OF INVESTMENT VALUE

The Investment Value can be reallocated among the Divisions, subject to the provisions in the Specifications. The number of changes permitted without charge each Certificate Year is shown in the Specifications. To make any change, satisfactory notice must be given to Us. We may defer making such a change for up to 7 business days from receipt of such notice. Restrictions, if any, for reallocation into and out of the Divisions are shown in the Specifications.

The right to reallocate Investment Values between the Divisions is subject to modification if We determine, in Our sole opinion, that the exercise of that right by one or more Certificate Owners is, or would be, to the disadvantage of other Certificate Owners. Any modification could be applied to reallocations to or from some or all of the Divisions and could include, but not be limited to, the requirement of a minimum time period between each reallocation, not accepting reallocation requests of an agent acting under a power of attorney on behalf of more than one Certificate Owner, or limiting the dollar amount that may be reallocated between the Divisions by a Certificate Owner at any one time. Such restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right which is considered by Us to be to the disadvantage of other Certificate Owners.

ALLOCATION OF CHARGES

All Expense Charges deducted from the Investment Value on a Processing Date will be made from the Divisions in proportion to the Investment Value in each Division determined after any premium payments, partial withdrawals, or reallocations have been made.

                            VALUATION PROVISIONS

VALUATION PERIOD

Each division will be valued at the end of each Valuation Period.

CHANGES WITHIN THE SEPARATE ACCOUNT

We may, at times, make additional Separate Account Divisions or make additional Separate account available. We may also eliminate Divisions, combine two or more Divisions or substitute a new underlying fund for the underlying funds in which a Division invests. We will get approval from the regulatory authority of our state of domicile before making any substitution. We will also obtain any other required approvals.


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                                 [Copy to Come]

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made by the Policyholder, [Participating Entity] or any Certificate Owner will be deemed representations and not warranties. No such statement will be used in any contest unless it is contained in the application signed by the Policyholder, in an application signed by the Certificate Owner, or in a written instrument signed by the (Participating Entity, or) Certificate
Owner, a copy of which has been furnished to the Certificate Owner, [Participating Entity,] beneficiary or Policyholder.

AUTHORITY TO CHANGE

We reserve the right to modify the Policy and/or Certificate, but only if such modification is necessary; (i) to make the Policy, Certificate, or Separate Account comply with any law or regulation issued by a governmental agency to which We are subject; or (ii) to assure continued tax advantages for the Policy and Certificate under the Code or other federal or state laws; or
(iii) to reflect a change in the operation of the Separate Account or the Division(s); or (iv) to provide additional Separate Account options; or (v) to withdraw Separate Account options. In the event of any such modifications, We will provide notice to the Policyholder and/or Certificate Owner or to the payee(s) during the annuity period. We may also make appropriate endorsement in the Policy and/or Certificate to reflect such modification. No agent or broker has the authority to change any of the terms of this Policy or Certificate or to make any agreements binding on Us.

The Certificates issued under the Policy to which this endorsement is attached are intended to qualify as annuity contracts for Federal tax purposes. To that end, the provisions of the Policy and Certificates are interpreted and administered to ensure or maintain such tax qualifications, notwithstanding any other provisions to the contrary.

NON-PARTICIPATING

The Policy does not participate in Our divisible surplus.

INCONTESTABILITY

The validity of each Certificate will not be contested after it has been in force for two years from its Certificate Date.

ASSIGNMENT

The benefits of each Certificate can be assigned by the Certificate Owner only if We agree. This does not change the ownership and all rights are subject to the terms of the assignment. To make or release an assignment, We must receive written notice satisfactory to Us at Our customer Service Center. We are not responsible for the validity of any assignment.

MISSTATEMENT OF AGE

If the age of the Annuitant has been misstated, the amount of the annuity payable by Us shall be that provided by that portion of the amounts allocated to effect such annuity on the basis of the corrected information without changing the date of the first payment of such annuity. Any underpayments by Us shall be made up immediately and any overpayments shall be charged against future amounts becoming payable.

CERTIFICATES

Certificates will be furnished [to the Certificate Owner] by Us. Each Certificate will summarize provisions of the Policy affecting an individual Annuitant.

VALUE REPORTS

We will send [the Certificate Owner] reports at the times agreed upon by [the Certificate Owner] and Us, but not less often than annually. The report will show the allocation of the Investment Value on such date and any changes since the last report. The report will also include any other information required by the insurance regulatory authority of the jurisdiction in which the Policy is issued.

PAYMENTS WE MAY DEFER

We may not be able to determine the value of the assets of the separate account Divisions because: 1) the NYSE is closed for trading; 2) the SEC determines that a state of emergency exists; or 3) there is an order of the SEC permitting a delay for the protection of Certificate Owners.

During such times, we may delay: 1) determination and payment of partial withdrawals, and Surrender Values; and 2) reallocation of the Investment Value.

We may, at any time, defer payment of partial withdrawals, Surrender Values up to 7 business days of a written request for amounts in the Divisions.

We may defer payment of the partial withdrawals, Surrender Values on illiquid security investments to the date such securities become available without penalty.

CLAIMS OF CREDITORS

Proceeds described in this Certificate will be free from creditor's claims to the extend allowed by law.

TO CLAIM DEATH BENEFITS

Contact Our Customer Service Center for instructions. Death Benefits are usually paid within 7 business days after receipt of Due Proof of Death and all other requirements. Interest will be paid on death proceeds from the date we receive Due Proof of Death to date of payment. Interest will never be less than required by applicable law.

AGENCY

Neither the Policyholder [nor any Participating Entity] nor any administrator appointed by the foregoing is Our agent. We are not liable for any of their acts or omissions.

CHANGE IN FEDERAL, STATE AND LOCAL TAXES

Following the effective date of any tax law, or change to any such law, applicable to this Certificate, We have the right to change the amount due under this Certificate for payment of such federal taxes or State and Local Taxes. The amount of such change will be determined by the amount of changes in the taxes imposed.

MINIMUM VALUE STATEMENT

Any Surrender Values, death benefits, or annuity provisions available under this Certificate equal or exceed those required by the state in which the certificate is delivered.

PROOF OF SURVIVAL

The payment of any life contingent annuity benefit will be subject to evidence that the Annuitant is alive on that date such payments is otherwise due.

VOTING RIGHTS

We shall notify the Certificate Owner of any Division shareholder's meetings at which the shares held for the Certificate Owner's Account may be voted and shall also send proxy material and a form of instruction by means of which the Certificate Owner can instruct Us with respect to the voting of the shares held for the Certificate Owner's Account, in connection with the voting of Division shares held by it, We shall arrange for the handling and tallying of proxies received from Certificate Owners. We will vote the Division shares held by it, Division shares held by it in accordance with the instructions received from the Certificate Owners having the right to give voting instructions. If a Certificate Owner desires to attend any meeting in which shares held for the Certificate Owner's benefit may be voted, the Certificate Owner may request that We furnish a proxy or otherwise arrange for the exercise of voting rights with respect to the Division shares held for such Certificate Owner's Account.

In the event that the Certificate Owner gives no instruction or leaves the manner of voting discretionary, We will vote such shares of the appropriate Division in the same proportion as shares of that Division for which instructions have been received. Also, We will vote the Division Shares in this proportionate manner which are held by Us for Our Account.

During the annuity period under a contract the number of votes will decrease as the assets held to fund annuity benefits decrease.

EXPERIENCE CREDIT

We have the right to allow an experience credit in an amount determined by Us, billed on the experience under the Policy. The amount of each such experience credit may be paid in cash or applied to and used to increase Investment Value.

                             ANNUITY PROVISIONS

ANNUITY COMMENCEMENT DATE

The Annuity Commencement Date is established by the Certificate Owner.

ANNUITY BENEFIT

On the Annuity Commencement Date, unless directed otherwise, We will apply the Certificate Owner's Investment Value less applicable State and Local Taxes, incurred but not deducted, if any, to purchase monthly income payments according to the Annuity Option elected.

ELECTION OF ANNUITY OPTION

Election of any of these options must be made in Writing to Our Customer Service Center at least 30 days prior to the date such election is to become effective. The amount and form of such annuity shall be the Third Option, unless the Annuitant provides proof to Us that the Annuitant is not married, or, if married, proof to Us that the spouse has consented to the chosen Annuity Option. The following information must be provided with any annuitization request:

  (a) the Annuitant's name, address, date of birth, social security number: and, the name, address, date of birth, and social security number of the designated secondary payee together with the percentage (from those percentages then being made available by Us) of the annuity payments which are to be continued and paid to the surviving payee; and

  (b) if the form of annuity is not the Third Option, the form of annuity which is to be purchased for the Annuitant as determined in accordance with the provisions of the Annuity Options and the date annuity payments are to commence; and

  (c)  any other data that may be reasonably required by Us.

DATE OF PAYMENT

The first payment under any option shall be made on the fifteenth day of the month immediately following approval of claim for annuitization. Subsequent payments shall be made on the fifteenth day of each subsequent month in accordance with the manner of payment selected.

DEATH OF ANNUITANT - AFTER COMMENCEMENT OF ANNUITY PAYMENTS

In the event of the death of the Annuitant while receiving annuity payments, the present value of any remaining guaranteed payment will be paid in one sum to the Beneficiary unless other provisions shall have been made and approved by Us. In the case of the Separate Account calculations (for such present value of the remaining payments) We will assume a net investment rate of 5% per annum. The Annuity Unit value on the date of receipt of Due Proof of Death shall be used for the purpose of determining such present value. In the case of the General Account the net investment rate assumed will be the rate used by Us to determine the amount of each payment.

ALLOCATION OF ANNUITY

The Certificate Owner electing annuity option may further elect to have the value of the contract applied to provide a variable annuity, a fixed dollar annuity or a combination of both. Once every 3 months, following the commencement of annuity payments, the Annuitant may elect, in writing, to reallocate among any Divisions on which annuity payments are based. No reallocations may be made between the Divisions and the General Account.

If no election is made to the contrary, the value of each Division shall be applied to provide a variable annuity based thereon.

VARIABLE ANNUITY AND FIXED DOLLAR ANNUITY

VARIABLE ANNUITY - A variable annuity is an annuity with payments increasing or decreasing in amount in accordance with the net investment results of the Division(s) of the Separate Account (as described in the Valuation Provisions). After the first monthly payment for a variable annuity has been determined in accordance with the provisions of this contract, a number of Division Annuity Units is determined by dividing the first monthly payment by the appropriate Division Annuity Unit value on the effective date of the annuity payments.

Once variable annuity payments have begun, the number of Annuity Units remains fixed with respect to a particular Division. If the Certificate Owner elects the continuing annuity payments be reallocated to a different Division, the number will change effective with that election but will remain fixed in number following such election. The method of calculating the unit value is described under Valuation Provisions.

The dollar amount of the second and subsequent variable annuity payments is not predetermined and may increase or decrease from month to month. The actual amount of each variable annuity payment after the first is determined by multiplying the number of Division Annuity Units by the Division Annuity Unit values as described in the Valuation Provisions. The Division Annuity value will be determined no earlier than the fifth Valuation Day preceding the date the annuity payment is due.

We guarantee that the dollar amount of variable annuity payments will not be adversely affected by variations in the expense results and in the actual mortality experience of payees from the mortality assumptions, including any age adjustment, used in determining the first monthly payment.

FIXED DOLLAR ANNUITY - A fixed dollar annuity is an annuity with payments which remain fixed as to dollar amount throughout the payment period.

ANNUITY OPTIONS

FIRST OPTION - Life Annuity - An annuity payable monthly during the lifetime of the payee, ceasing with the last payment due prior to the death of the payee.

SECOND OPTION - Life Annuity with 120, 180 or 240 Monthly Payments Certain - An annuity providing monthly income to the payee for a fixed period of 120 months, 180 months, or 240 months (as selected), and for as long thereafter as the payee shall live.

THIRD OPTION - Joint and Last Survivor Life Annuity - An annuity payable monthly during the joint lifetime of the payee and a secondary payee, and thereafter during the remaining lifetime of the survivor, ceasing with the last payment prior to the death of the survivor.

[*]FOURTH OPTION - Payment for a Designated Period - An annuity payable monthly for the number of years selected which may be from 5 to 30 years. The remaining balance of proceeds in the Separate Account for any day is equal to the balance on the previous day decreased by the amount of any installment paid on that day and the remainder multiplied by the applicable experience factor for the day as described in the valuation provisions. Any surrender out of the option will be subject to Surrender Charges, as described in the Specifications.

[*If this contract is issued to qualify under Section 401, 403, or 408 of the ] Internal Revenue Code of 1954 as amended these options shall be available only if the guaranteed payment period is less than the life expectancy of the Annuitant at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.]

                                  ANNUITY TABLES

DESCRIPTION OF TABLES

The attached tables show the minimum dollar amount of the first monthly payments for each $1,000 applied under the options. Under the First or Second Options, the amount of each payment will depend upon the age of the payee at the time the first payment is due. Under the Third Option, the amount of each payment will depend upon the ages of both payees at the time the first payment is due.

The variable payment annuity tables for the First, Second and Third Options are based on the 1963s Individual Annuity Mortality Table with ages set back one year and an interest rate of 5% per annum. The table for the Fourth Option is based on an interest rate of 5% per annum.

The fixed annuity payment tables for the First, Second and Third Options are based on the 1983s Individual Annuity Mortality Table with ages set back one year and an interest rate of 3% per annum. The table for the Fourth Option is based on an interest rate of 3% per annum.

Once the Certificate Owner has elected an annuity option, that election may not be changed with respect to any Annuitant following the commencement of annuity payment.

MINIMUM PAYMENT

No election of any options or combination of options may be made under this contract unless the first payment for each effected Account, would be at least equal to the minimum payment amount according to Our rules then in effect. If at any time, payments to be made to any payee from each Account are or become less than the minimum payment amount, We shall have the right to change the frequency of payment to such intervals as will result in a payment at least equal to the minimum. If any amount due would be less than the minimum payment amount per annum. We may make such other settlements as may be equitable to the payee.

                         VARIABLE PAYMENT ANNUITY TABLES

                         AMOUNT OF FIRST MONTHLY PAYMENT
                           FOR EACH $1,000 APPLIED TO
                           VARIABLE PAYMENT ANNUITIES


Second and subsequent annuity payments, when based on the investment experience of a Separate Account, are variable and are not guaranteed as to fixed dollar amount.


SINGLE LIFE ANNUITY


PAYEE'S
  AGE                         MONTHLY PAYMENTS GUARANTEED

               NONE                 120             180                     240
               ----                 ---             ---                     ---
  35          $ 4.60               $ 4.60          $4.59                   $4.57
  40            4.76                 4.75           4.73                    4.71
  45            4.97                 4.95           4.92                    4.88
  50            5.24                 5.20           5.15                    5.09
  51            5.30                 5.26           5.20                    5.13
  52            5.37                 5.32           5.26                    5.18
  53            5.44                 5.38           5.32                    5.23
  54            5.51                 5.45           5.38                    5.28
  55            5.59                 5.52           5.44                    5.33
  56            5.67                 5.60           5.51                    5.39
  57            5.76                 5.68           5.58                    5.45
  58            5.85                 5.76           5.65                    5.50
  59            5.95                 5.85           5.73                    5.56
  60            6.06                 5.95           5.81                    5.62
  61            6.18                 6.05           5.89                    5.68
  62            6.30                 6.15           5.98                    5.74
  63            6.43                 6.26           6.06                    5.80
  64            6.58                 6.38           6.15                    5.86
  65            6.73                 6.51           6.25                    5.92
  66            6.89                 6.64           6.34                    5.98
  67            7.07                 6.77           6.44                    6.04
  68            7.25                 6.91           6.54                    6.09
  69            7.45                 7.06           6.63                    6.14
  70            7.67                 7.22           6.73                    6.19
  75            9.03                 8.06           7.19                    6.38
  80           11.00                 8.94           7.53                    6.47
  85           13.85                 9.68           7.72                    6.50
  90           17.81                10.16           7.80                    6.51


JOINT AND LAST SURVIVOR ANNUITY



                                           AGE OF SECOND PAYEE
FIRST PAYEE
    AGE      35      40      45      50      55      60      65      70      75      80      85      90
     35     $4.38   $4.42   $4.46   $4.49   $4.52   $4.54   $4.56   $4.58   $4.59   $4.59   $4.60   $4.60
     40      4.42    4.48    4.53    4.58    4.63    4.66    4.69    4.71    4.73    4.74    4.75    4.76
     45      4.46    4.53    4.61    4.68    4.75    4.80    4.85    4.89    4.91    4.93    4.95    4.96
     50      4.49    4.58    4.68    4.78    4.88    4.96    5.04    5.10    5.15    5.18    5.20    5.22
     55      4.52    4.63    4.75    4.88    5.01    5.14    5.26    5.36    5.43    5.49    5.53    5.55
     60      4.54    4.66    4.80    4.96    5.14    5.32    5.50    5.66    5.79    5.89    5.96    6.00
     65      4.56    4.69    4.85    5.04    5.26    5.50    5.76    6.01    6.23    6.41    6.53    6.62
     70      4.58    4.71    4.89    5.10    5.36    5.66    6.01    6.38    6.74    7.04    7.28    7.44
     75      4.59    4.73    4.91    5.15    5.43    5.79    6.23    6.74    7.27    7.79    8.21    8.52
     80      4.59    4.74    4.93    5.18    5.49    5.89    6.41    7.04    7.79    8.57    9.30    9.89
     85      4.60    4.75    4.95    5.20    5.53    5.96    6.53    7.28    8.21    9.30   10.45   11.47
     90      4.60    4.76    4.96    5.22    5.55    6.00    6.62    7.44    8.52    9.89   11.47   13.06




PAYMENTS FOR A DESIGNATED PERIOD


        AMOUNT             AMOUNT             AMOUNT             AMOUNT               AMOUNT               AMOUNT
 NO.     OF         NO.     OF         NO.     OF         NO.    OF           NO.      OF          NO.      OF
 OF     MONTHLY     OF     MONTHLY     OF     MONTHLY     OF     MONTHLY      OF      MONTHLY      OF      MONTHLY
YEARS   PAYMENTS   YEARS   PAYMENTS   YEARS   PAYMENTS   YEARS   PAYMENTS    YEARS    PAYMENTS    YEARS    PAYMENTS

5       $18.74      10     $10.51      15     $7.82       20     $6.51        25      $5.76        30      $5.28
6        15.99      11       9.77      16      7.49       21      6.33        26       5.65
7        14.02      12       9.16      17      7.20       22      6.17        27       5.54
8        12.56      13       8.64      18      6.94       23      6.02        28       5.45
9        11.42      14       8.20      19      6.71       24      5.66        29       5.36



The monthly payment for any combination of ages not shown will be quoted upon request.

                          FIXED PAYMENT ANNUITY TABLES

                            AMOUNT OF MONTHLY PAYMENT
                           FOR EACH $1,000 APPLIED TO
                             FIXED PAYMENT ANNUITIES


Payments are fixed and are guaranteed as to fixed dollar amounts.


FIXED AND SECOND OPTIONS - SINGLE LIFE ANNUITIES WITH:


PAYEE'S
  AGE                         MONTHLY PAYMENTS GUARANTEED

               NONE                 120             180                     240
  35          $ 3.32               $ 3.32          $3.31                   $3.30
  40            3.50                 3.49           3.48                    3.47
  45            3.73                 3.72           3.70                    3.67
  50            4.02                 3.99           3.96                    3.91
  51            4.09                 4.06           4.02                    3.96
  52            4.16                 4.12           4.08                    4.01
  53            4.23                 4.19           4.15                    4.07
  54            4.31                 4.27           4.21                    4.13
  55            4.39                 4.35           4.28                    4.19
  56            4.48                 4.43           4.36                    4.25
  57            4.57                 4.51           4.43                    4.32
  58            4.67                 4.60           4.51                    4.38
  59            4.77                 4.70           4.60                    4.45
  60            4.88                 4.80           4.68                    4.51
  61            5.00                 4.90           4.77                    4.58
  62            5.13                 5.02           4.87                    4.65
  63            5.26                 5.13           4.96                    4.72
  64            5.41                 5.26           5.06                    4.79
  65            5.56                 5.39           5.16                    4.85
  66            5.73                 5.52           5.26                    4.92
  67            5.90                 5.67           5.37                    4.98
  68            6.09                 5.81           5.48                    5.04
  69            6.29                 5.97           5.58                    5.10
  70            6.50                 6.13           5.69                    5.15
  75            7.85                 7.02           6.19                    5.36
  80            9.80                 7.95           6.56                    5.47


THIRD OPTION - JOINT AND LAST SURVIVOR ANNUITY



                                           AGE OF SECOND PAYEE
FIRST PAYEE
    AGE      35      40      45      50      55      60      65      70      75      80
     35     $3.08   $3.14   $3.18   $3.22   $3.25   $3.27   $3.29   $3.30   $3.31   $3.31
     40      3.14    3.21    3.28    3.34    3.38    3.42    3.45    3.47    3.48    3.49
     45      3.18    3.28    3.37    3.46    3.53    3.59    3.63    3.67    3.69    3.71
     50      3.22    3.34    3.46    3.57    3.68    3.78    3.85    3.91    3.95    3.98
     55      3.25    3.38    3.53    3.68    3.84    3.98    4.10    4.20    4.27    4.32
     60      3.27    3.42    3.59    3.76    3.98    4.18    4.37    4.53    4.66    4.75
     65      3.29    3.45    3.63    3.85    4.10    4.37    4.65    4.91    5.12    5.29
     70      3.30    3.47    3.67    3.91    4.20    4.53    4.91    5.29    5.65    5.95
     75      3.31    3.48    3.69    3.95    4.27    4.66    5.12    5.65    6.20    6.71
     80      3.31    3.49    3.71    3.98    4.32    4.75    5.29    5.95    6.71    7.50




PAYMENTS FOR A DESIGNATED PERIOD


        AMOUNT              AMOUNT            AMOUNT             AMOUNT               AMOUNT               AMOUNT
 NO.      OF        NO.       OF       NO.      OF        NO.      OF         NO.       OF         NO.       OF
 OF     MONTHLY     OF      MONTHLY    OF     MONTHLY     OF     MONTHLY      OF      MONTHLY      OF      MONTHLY
YEARS   PAYMENTS   YEARS    PAYMENTS  YEARS   PAYMENTS   YEARS   PAYMENTS    YEARS    PAYMENTS    YEARS    PAYMENTS

 5      $17.91      10      $9.61      15     $6.87       20     $5.51        25      $4.71        30      $4.18
 6       15.14      11       8.66      16      6.53       21      5.32        26       4.59
 7       13.16      12       8.24      17      6.23       22      5.15        27       4.47
 8       11.68      13       7.71      18      5.96       23      4.99        28       4.37
 9       10.53      14       7.26      19      5.73       24      4.84        29       4.27



The monthly payment for any combination of ages not shown will be quoted upon request.

                            HARTFORD LIFE INSURANCE COMPANY

                            (HEREIN CALLED WE, OUR AND US)

                                     HARTFORD CT


Policyholder:    [XYZ Corporation]              Certificate Number:  [12345]

Issued in:       [Connecticut] and governed     Effective Date: [May 1, 1994]
                 by its laws                    the date the group policy takes
Policy           [May 1, 1994 and               effect which is also its Date
Anniversary:     each May 1 after that]         of Issue.

Hartford Life Insurance Company, in consideration of the application of this Certificate and the payment of premiums, agrees, subject to the terms and conditions of this certificate, to provide benefits as provided herein. This Certificate is subject to the laws of the jurisdiction where it is delivered.

All provisions set forth on the following pages are a part of this Certificate.

RIGHT TO EXAMINE CERTIFICATE

We want you to be satisfied with the certificate you have purchased. we urge you to closely examine its provisions. If for any reasons you are not satisfied with your purchase you may surrender the Certificate by returning the Certificate within ten days after you receive it. A written request for cancellation must accompany the Certificate. In such event, we will pay the Certificate Owner an amount equal to the sum of (i) the difference between the premiums paid and the amounts allocated to any Division under the Certificate and (ii) the Investment Value on the date of surrender. The Certificate Owner bears only the investment risk during the period prior to Our receipt of request for cancellation.

Signed for HARTFORD LIFE INSURANCE COMPANY.

          SECRETARY                                       PRESIDENT

       /s/ B. Gardner                                    /s/ "illegible"



          GROUP FLEXIBLE PREMIUM VARIABLE ANNUITY CERTIFICATE

Variable cash surrender values while the annuitant and Certificate Owner are living and prior to the Annuity Commencement Date. Death benefit subject to guaranteed minimum. Partial withdrawal option. Non-participating. Individual allocations. All payments and values provided by this Certificate, when based on investment experience of a Separate Account, are variable and are not guaranteed as to a fixed dollar amount. Details of the variable provisions are described under Valuation Provisions.


                         HARTFORD LIFE INSURANCE COMPANY
                               200 HOPMEADOW STREET
                           SIMSBURY, CONNECTICUT 06070


GVA94(C)

                              TABLE OF CONTENTS


The contents of this Certificate appear in the following order:


                               SPECIFICATIONS


                                 DEFINITIONS


             WITHDRAWAL, TERMINATION AND CONTINUATION PROVISIONS


                             CONTROL PROVISIONS


                         PREMIUM PAYMENT PROVISIONS


                            ALLOCATION PROVISIONS


                             VALUATION PROVISIONS


                             GENERAL PROVISIONS


                             ANNUITY PROVISIONS


                               ANNUITY TABLES


                                       2
GVA94(C)

                                  SPECIFICATIONS

PREMIUM PAYMENT AND INVESTMENT INFORMATION

Annuitant                                 [John Doe]
Annuitant Date of Birth                   [January 30, 1949]
Contingent Annuitant                      [Mary Doe]
Contingent Date of Birth                  [March 18, 1949]
Certificate Date                          [May 1, 1994]
Certificate Owner                         [John Doe]
Certificate Owner Date of Birth           [June 1, 1950]
Annuity Commencement Date                 [June 1, 2040]
Initial Premium Payment                   [$50,000]

Subsequent premiums are flexible as indicated in the Premium Payment Provisions.

Minimum Subsequent Premium                [$1,000]

Allocations
  Initial Allocation                      [100% - Money Market Fund]
  Maximum Divisions at any one time       [5]
  Reallocation changes per
    Certificate Year                      [12]

Separate Account:  [ICMG Secular Trust Separate Account]


          DIVISION                             BASED ON:
Money Market Fund                      HVA Money Market Fund, Inc.

Aggressive Growth Fund                 HVA Aggressive Growth Fund

Hartford Bond Fund                     Hartford Bond Fund, Inc.

Partners Portfolio                     Partners Portfolio of Neuberger & Berman
                                       Advisers Management Trust

Balanced Portfolio                     Balanced Portfolio of Neuberger & Berman
                                       Advisers Management Trust

Limited Maturity Bond Portfolio        Limited Maturity Bond Portfolio of
                                       Neuberger & Berman Advisers Management
                                       Trust

Equity-Income Portfolio                Equity-Income Portfolio of Fidelity
                                       Variable Insurance Products Fund

Asset Manager Portfolio                Asset Manager Portfolio of Fidelity
                                       Variable Insurance Products Fund II

High Income Portfolio                  High Income Portfolio of Fidelity
                                       Variable Insurance Products Fund

Alger American Small Cap Portfolio     Small Cap Portfolio of Alger American
                                       Fund

Alger American Growth Portfolio        Growth Portfolio of Alger American Fund

Emerging Markets Series                Emerging Markets Series of GCG Trust

or other funds as may be made available from time to time.

                                      3A

GVA94(C)

SEPARATE ACCOUNT DEDUCTIONS

We charge .65% of the assets in each Division on an annual basis equal to a daily charge of .001781% for mortality and expense risks.

The Separate Account is governed by Our state of domicile.

Each Division invests in shares of the portfolios as designated.


POLICY FACTS


PARTIAL WITHDRAWAL OF CASH SURRENDER VALUE

  Maximum Withdrawal                      [Amount which will reduce the
                                          remaining Investment Value to Our
                                          minimum level.]
  Minimum Withdrawal                      [$1,000]
  Number Per Certificate Year             [12]

RIDERS                                    [None]


CHARGES

EXPENSE CHARGES

  Premium Loading                         [Maximum 4.6% of premiums collected
                                          plus a percentage of premiums to
                                          cover State and Local Taxes, plus
                                          .43% of premiums at cover the cost of
                                          federal taxes imposed under Section
                                          848 of the Internal Revenue Code. We
                                          will adjust the chargges to cover
                                          taxes based on changes in applicable
                                          tax law.]

  Administrative Expense Charges          [$2.50 per month]

  Surrender Charges                       [None]

  Excess Reallocation Charges             [Not Applicable]


GVA94(C)
                                      3B

                                  DEFINITIONS

ACCUMULATION PERIOD is the period from the Certificate Date to the Annuity Commencement Date.

ACCUMULATION UNIT means an accounting unit of measure used to calculate the Separate Account values during the Accumulation Period.

ADMINISTRATIVE EXPENSE CHARGES are deducted on each Processing Date from Investment Value, as shown in the Specifications, to cover the costs associated with administration of the policy.

ALLOCATION DATE(S) means the dates We receive and accept premiums(s). Premiums are applied to the separate account Divisions on these Allocation Dates.

ANNUITY COMMENCEMENT DATE means the date payment of an annuity is to begin under each Certificate.

ANNUITY UNIT means an accounting unit of measure used to calculate the amount of annuity payments under the variable annuity option.

ANNUITANT(S) means the person named as such in the Specifications.

BENEFICIARY means the person named as such. The Beneficiary is entitled to receive benefits under the Certificate in case of death of the Annuitant or Certificate Owner.

CERTIFICATE DATE means the date shown in the Specifications.

CERTIFICATE OWNER means the entity or person named as such.

CERTIFICATE YEAR(S) means the 12 month period following the Certificate Date and each anniversary thereof.

CHARGES includes the following:
Expense Charges mean Premium Loading, Administrative Expense Charges, and Excess Reallocation Charges, as shown in the Specifications.

Investment Charges mean deductions from Separate Account Divisions and other Division Charges as shown in the Specifications.

Surrender Charge means the charge for the full surrender or partial withdrawal of the Investment Value under a Certificate. The amount charged is shown in the Specifications.

CONTINGENT ANNUITANT means the person designated by the Certificate Owner who, upon the Annuitant's death prior to the Annuity Commencement Date, becomes the Annuitant.

CUSTOMER SERVICE CENTER means the service area of Hartford Life Insurance
Company.

DIVISION(S) means Divisions of the Separate account.

DUE PROOF OF DEATH means a certified copy of the death Certificate, an order of a court of competent jurisdiction, or any other proof acceptable to Us.

EXCESS REALLOCATION CHARGES is a charge for each reallocation in excess of the number permitted without charge, as shown in the Specifications.

GENERAL ACCOUNT means all assets of Ours other than those contained in Our Separate Accounts.

INVESTMENT VALUE means the sum of the values of a Certificate Owner's Accumulation Unit for each Division.

NYSE means the New York Stock Exchange.

GVA94(C)
                                       4

PARTICIPATING ENTITY means an employer or other entity who is approved to allow its employees or members to purchase an annuity under the Policy.

POLICYHOLDER means the person or entity to whom the Policy is issued.

PREMIUM LOADING a percentage of premium charge, as shown in the Specifications, deducted at the time a premium payment is received by US to cover sales loads, State and Local Taxes, and federal income taxes imposed under Section 848 of the Internal Revenue Code. We will adjust the charges to cover taxes based on changes in applicable tax law.

PROCESSING DATE(S) means the days on which We deduct charges from the Investment Value. The first Processing Date is the Certificate Date. There is a Processing Date each month. Later Processing Dates are on the same calendar day as the Certificate Date, or on the last day of any month which has no such calendar day.

PROCESSING PERIOD means the period from the Certificate Date to the next Processing Date and thereafter the period from one Processing Date to the next.

SEC means the Securities and Exchange Commission.

SEPARATE ACCOUNT means an account established by Us to separate the assets funding the variable benefits for the class of contract to which this contract belongs from other assets of Ours. We own the assets in the Separate Account. The assets in the Separate Account are not chargeable with liabilities arising out of any other business We may conduct. Income and realized gains or losses from assets in a Separate Account are credited to or charged against that Separate Account without regard to income, gains or losses in Our General Account or Our other Separate Accounts. The Separate Account and the funds which are the underlying securities of the Separate Account, are listed in the Specifications beginning on page 3.

STATE AND LOCAL TAX means the amount of taxes, if any, charged by a state or municipality.

SURRENDER VALUE means the value of the Certificate upon surrender, as described in the Termination and Continuation Section.

VALUATION PERIOD means each business day together with any non-business days before it. A business day is any day the NYSE is open for trading or any day the SEC requires mutual funds, unit investment trusts or other investment portfolios to be valued.


GVA94(C)
                                       5

                          TERMINATION AND CONTINUATION

FULL SURRENDER - PRIOR TO ANNUITY COMMENCEMENT DATE

Prior to the Annuity Commencement Date, the Certificate Owner has the right to terminate this Certificate by submitting a written request to Our Customer Service Center. In such event, the Surrender Value of this Certificate may be taken in the form of a cash settlement.

The Surrender Value of this Certificate is equal to the Investment Value less:

  (a)  any applicable State and Local Taxes not previously deducted; and
  (b)  any Charges incurred but not previously deducted.

The Surrender Value provided by this Certificate is not less than the minimum value required by the insurance laws of the state in which the policy is issued.

PARTIAL WITHDRAWAL - PRIOR TO ANNUITY COMMENCEMENT DATE

The Certificate Owner may request, in writing, a partial withdrawal of Investment Values at any time, provided the Investment Value remaining after the withdrawal is at least equal to Our minimum amount rules then in effect. If the remaining Investment Value following such withdrawal is less than Our minimum amount rules, We will terminate this Certificate and pay the Surrender Value.

The Surrender Charge, described in the Specifications will be assessed against any Investment Values withdrawn.

For Federal tax purposes, any partial withdrawal will be deemed to be first from earnings, to the extent that they exist, and then from premium payments.

TERMINATION AFTER THE ANNUITY COMMENCEMENT DATE

The Certificate may not be surrendered for its Surrender Value after the commencement of annuity payments, except as permitted in Option Four, as described in Annuity Provisions.

CONTINUATION

If the Policy is terminated, the rights, controls, and obligations that belong to the Certificate Owner will continue. This Certificate will terminate the earlier of the date the death benefit is paid, the date the Certificate is surrendered for its Investment Value, or the date annuity payments are no longer payable.

DEATH BENEFIT

Prior to the Annuity Commencement Date, the death benefit will be the Investment Value on the date of receipt of Due Proof of Death at Our Customer Service Center. If the deceased, whether it is the Annuitant or the Certificate Owner, has not attained age 85, then the death benefit will be the greater of:

(a) The Investment Value on the date of receipt of Due Proof of Death at our Customer Service Center; or

(b) 100% of all premium payments made by Certificate Owner under this Certificate, reduced by the amount of any partial withdrawals since the Certificate Date.

The death benefit may be taken in one sum or under any of the settlement options then being offered by the Company, provided, however, that: (a) in the event of the death of any Certificate Owner prior to the Annuity Commencement Date, the entire interest in the Certificate will be distributed within 5 years after the death of the Certificate Owner and (b) in the event of the death of any Certificate Owner or Annuitant which occurs on or after the annuity Commencement Date, any remaining interest in the Certificate will be paid at least as rapidly as under the method of distribution in effect at the time of death, except that, if the benefit is payable over a period not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary, such distribution must commence within one year of the date of death.

GVA94(C)
                                       6

Notwithstanding the foregoing, in the event of the Certificate Owner's death where the sole Beneficiary is the spouse of the Certificate Owner and the Annuitant or Contingent Annuitant is living, such spouse may elect, in lieu of receiving the death benefit, to be treated as the Certificate Owner. Only one such spousal election is permitted with respect to any Certificate.

Notwithstanding any provisions to the contrary, if the Certificate is owned by a corporation or other non-individual, a death benefit will be paid upon the death of the Annuitant prior to the Annuity Commencement Date. Such benefit will be payable only as one sum or under the same settlement options and in the same manner as if an individual Certificate Owner died on the date of the Annuitant's death.

When payment is taken in one sum, payment will be made within 7 days after the date Due Proof of Death is received, except as provided in General Provisions - Payments We May Defer. Any payment subject to such deferral and made with respect to the death of a Certificate Owner (or death of Annuitant in the case of a non-individual Certificate Owner) prior to the Annuity Commencement Date will be distributed no later than 5 years after the date of death.

                               CONTROL PROVISIONS

ANNUITANT AND CONTINGENT ANNUITANT

The Annuitant may not be changed. The designation of Contingent Annuitant will remain in effect until changed by the Certificate Owner. Changes in the designation of Contingent Annuitant may be made at any time prior to the Annuity Commencement Date by written notice to Us.

POLICYHOLDER

The designation of Policyholder will remain in effect until changed by the Policyholder. Changes in the designation of the Policyholder may be made by the Policyholder by written notice to Us.

CERTIFICATE OWNER

The designation of Certificate Owner will remain in effect until changed by the Certificate Owner. Changes in the designation of the Certificate Owner may be made during the lifetime of the Annuitant by written notice to Us.

The Certificate Owner may exercise all rights, options, and privileges granted by the Policy or permitted by Us and to agree with Us to any change in or amendment to the Policy. The rights of the Certificate Owner shall be subject to the rights of any assignee. (See General Provisions - Assignment)

BENEFICIARY

The Beneficiary is designated by the Certificate Owner. Changes in the Beneficiary may be made during the lifetime of the Annuitant and Certificate Owner by written notice to Us.

If the Beneficiary has been designated irrevocably, however, such designation cannot be changed or revoked without such Beneficiary's written consent. Upon receipt of notice satisfactory to Us and written consent, if required, at Our Customer Service Center, the new designation will take effect as of the date the notice is signed, whether or not the Annuitant or Certificate Owner is alive at the time of receipt of such notice. The change will be subject to any payments made or other action taken by Us before the receipt of the notice.

In the event of the death of the Annuitant, prior to the Annuity Commencement Date, when there is no surviving Contingent Annuitant, the Beneficiary will be the Beneficiary then in effect. If there is no Beneficiary in effect or if the Beneficiary is no longer living, the Certificate Owner will be the Beneficiary. If the Annuitant is the sole Certificate Owner and there is no Beneficiary in effect, the Annuitant's estate will be the Beneficiary.

In the event of the death of the Certificate Owner prior to the Annuity Commencement Date, the Beneficiary will be the Beneficiary then in effect. If no Beneficiary designation is in effect or if the Beneficiary has predeceased the Certificate Owner, the Certificate Owner's estate will be the Beneficiary.

GVA94(C)

                           PREMIUM PAYMENT PROVISIONS

Premium payments are payable at Our Customer Service Center. Payments may be made by check payable to Hartford Life Insurance Company or by any other method acceptable to Us. We reserve the right to limit the amount of any premium payment.

The Initial Premium Payment is shown in the Specifications. This is a flexible premium variable annuity. Additional payments may be accepted by Us. The additional payments must be at least equal to the minimum subsequent premium payment shown in the Specifications.

                               ALLOCATION PROVISIONS

PREMIUMS

Each net premium payment is equal to the premium less Premium Loading shown in the Specifications. Each net premium payment is allocated to selected Divisions on the date We receive and accept it. The initial allocation is shown in the Specifications.

The percentage allocation for future net premiums to the Divisions can be changed. Percentages must be in whole numbers. To make changes, We must be notified of the new percentages in a form satisfactory to Us. Any change will take effect with respect to premiums received on or after receipt of such notice.

REALLOCATION OF INVESTMENT VALUE

The Investment Value can be reallocated among the Divisions, subject to the provisions in the Specifications. The number of changes permitted without charge each Certificate Year is shown in the Specifications. To make any change, satisfactory notice must be given to Us. We may defer making such a change for up to 7 business days from receipt of such notice. Restrictions, if any, for reallocation into and out of the Divisions are shown in the Specifications.

The right to reallocate Investment Values between the Divisions is subject to modification if We determine, in Our sole opinion, that the exercise of that right by one or more Certificate Owners is, or would be, to the disadvantage of other Certificate Owners. Any modification could be applied to reallocations to or from some or all of the Divisions and could include, but not be limited to, the requirement of a minimum time period between each reallocation, not accepting reallocation requests of an agent acting under a power of attorney on behalf of more than one Certificate Owner, or limiting the dollar amount that may be reallocated between the Divisions by a Certificate Owner at any one time. Such restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right which is considered by Us to be to the disadvantage of other Certificate Owners.

ALLOCATION OF CHARGES

All Expense Charges deducted from the Investment Value on a Processing Date will be made from the Divisions in proportion to the Investment Value in each Division determined after any premium payments, partial withdrawals, or reallocations have been made.

                            VALUATION PROVISIONS

VALUATION PERIOD

Each division will be valued at the end of each Valuation Period.

CHANGES WITHIN THE SEPARATE ACCOUNT

We may, at times, make additional Separate Account Divisions or make additional Separate account available. We may also eliminate Divisions, combine two or more Divisions or substitute a new underlying fund for the underlying fund in which a Division invests. We will get approval from the regulatory authority of our state of domicile before making any substitution. We will also obtain any other required approvals.

GVA94(C)

                                 [Copy to Come]


GVA94(C)
made by the Policyholder, [Participating Entity] or any Certificate Owner will be deemed representations and not warranties. No such statement will be used in any contest unless it is contained in the application signed by the Policyholder, in an application signed by the Certificate Owner, or in a written instrument signed by the [Participating Entity, or] Certificate
Owner, a copy of which has been furnished to the Certificate Owner, [Participating Entity,] beneficiary or Policyholder.

AUTHORITY TO CHANGE

We reserve the right to modify the Policy and/or Certificate, but only if such modification is necessary: (i) to make the Policy, Certificate, or Separate Account comply with any law or regulation issued by a governmental agency to which We are subject; or (ii) to assure continued tax advantages for the Policy and Certificate under the Code or other federal or state laws; or
(iii) to reflect a change in the operation of the Separate Account or the Division(s); or (iv) to provide additional Separate Account options; or (v) to withdraw Separate Account options. In the event of any such modifications, We will provide notice to the Policyholder and/or Certificate Owner or to the payee(s) during the annuity period. We may also make appropriate endorsement in the Policy and/or Certificate to reflect such modification. No agent or broker has the authority to change any of the terms of this Policy or Certificate or to make any agreements binding on Us.

The Certificates issued under the Policy to which this endorsement is attached are intended to qualify as annuity contracts for Federal tax purposes. To that end, the provisions of the Policy and Certificates are interpreted and administered to ensure or maintain such tax qualification, notwithstanding any other provisions to the contrary.

NON-PARTICIPATING

The Policy does not participate in Our divisible surplus.

INCONTESTABILITY

The validity of each Certificate will not be contested after it has been in force for two years from its Certificate Date.

ASSIGNMENT

The benefits of each Certificate can be assigned by the Certificate Owner only if We agree. This does not change the ownership and all rights are subject to the terms of the assignment. To make or release an assignment, We must receive written notice satisfactory to Us at Our Customer Service Center. We are not responsible for the validity of any assignment.

MISSTATEMENT OF AGE

If the age of the Annuitant has been misstated, the amount of the annuity payable by Us shall be that provided by that portion of the amounts allocated to effect such annuity on the basis of the corrected information without changing the date of the first payment of such annuity. Any underpayments by Us shall be made up immediately and any overpayments shall be charged against future amounts becoming payable.

CERTIFICATES

Certificates will be furnished [to the Certificate Owner] by Us. Each Certificate will summarize provisions of the Policy affecting an individual Annuitant.

VALUE REPORTS

We will send [the Certificate Owner] reports at the times agreed upon by [the Certificate Owner] and Us, but not less often than annually. The report will show the allocation of the Investment Value on such date and any changes since the last report. The report will also include any other information required by the insurance regulatory authority of the jurisdiction in which the Policy is issued.


GVA94(C)
                                      10

PAYMENTS WE MAY DEFER

We may not be able to determine the value of the assets of the separate account Divisions because: 1) the NYSE is closed for trading; 2) the SEC determines that a state of emergency exists; or 3) there is an order of the SEC permitting a delay for the protection of Certificate Owners.

During such times, we may delay: 1) determination and payment of partial withdrawals, and Surrender Values; and 2) reallocation of the Investment Value.

We may, at any time, defer payment of partial withdrawals, Surrender Values up to 7 business days of a written request for amounts in the Divisions.

We may defer payment of the partial withdrawals, Surrender Values on illiquid security investments to the date such securities become available without penalty.

CLAIMS OF CREDITORS

Proceeds described in this Certificate will be free from creditor's claims to the extent allowed by law.

TO CLAIM DEATH BENEFITS

Contact Our Customer Service Center for instructions. Death Benefits are usually paid within 7 business days after receipt of Due Proof of Death and all other requirements. Interest will be paid on death proceeds from the date we receive Due Proof of Death to date of payment. Interest will never be less than required by applicable law.

AGENCY

Neither the Policyholder [nor any Participating Entity] nor any administrator appointed by the foregoing is Our agent. We are not liable for any of their acts or omissions.

CHANGE IN FEDERAL, STATE AND LOCAL TAXES

Following the effective date of any tax law, or change to any such law, applicable to this Certificate, We have the right to change the amount due under this Certificate for payment of such federal taxes or State and Local Taxes. The amount of such change will be determined by the amount of changes in the taxes imposed.

MINIMUM VALUE STATEMENT

Any Surrender Values, death benefits, or annuity provisions available under this Certificate equal or exceed those required by the state in which the Certificate is delivered.

PROOF OF SURVIVAL

The payment of any life contingent annuity benefit will be subject to evidence that the Annuitant is alive on that date such payment is otherwise due.

VOTING RIGHTS

We shall notify the Certificate Owner of any Division shareholder's meetings at which the shares held for the Certificate Owner's Account may be voted and shall also send proxy material and a form of instruction by means of which the Certificate Owner can instruct Us with respect to the voting of the shares held for the Certificate Owner's Account. In connection with the voting of Division shares held by it, We shall arrange for the handling and tallying of proxies received from Certificate Owners. We will vote the Division shares held by it in accordance with the instructions received from the Certificate Owners having the right to give voting instructions. If a Certificate Owner desires to attend any meeting at which shares held for the Certificate Owner's benefit may be voted, the Certificate Owner may request that We furnish a proxy or otherwise arrange for the exercise of voting rights with respect to the Division shares held for such Certificate Owner's Account.


GVA94(C)
                                    11

In the event that the Certificate Owner gives no instructions or leaves the manner of voting discretionary, We will vote such shares of the appropriate Division in the same proportion as shares of that Division for which instructions have been received. Also, We will vote the Division Shares in this proportionate manner which are held by Us for Our Account.

During the annuity period under a contract the number of votes will decrease as the assets held to fund annuity benefits decrease.

EXPERIENCE CREDIT

We have the right to allow an experience credit in an amount determined by Us, billed on the experience under the Policy. The amount of each such experience credit may be paid in cash or applied to and used to increase Investment Value.

                             ANNUITY PROVISIONS

ANNUITY COMMENCEMENT DATE

The Annuity Commencement Date is established by the Certificate Owner.

ANNUITY BENEFIT

On the Annuity Commencement Date, unless directed otherwise, We will apply the Certificate Owner's Investment Value less applicable State and Local Taxes, incurred but not deducted, if any, to purchase monthly income payments according to the Annuity Option elected.

ELECTION OF ANNUITY OPTION

Election of any of these options must be made in Writing to Our Customer Service Center at least 30 days prior to the date such election is to become effective. The amount and form of such annuity shall be the Third Option, unless the Annuitant provides proof to Us that the Annuitant is not married, or, if married, proof to Us that the spouse has consented to the chosen Annuity Option. The following information must be provided with any annuitization request:

  (a) the Annuitant's name, address, date of birth, social security number; and, the name, address, date of birth, and social security number of the designated secondary payee together with the percentage (from those percentages then being made available by Us) of the annuity payments which are to be continued and paid to the surviving payee; and

  (b) if the form of annuity is not the Third Option, the form of annuity which is to be purchased for the Annuitant as determined in accordance with the provisions of the Annuity Options and the date annuity payments are to commence; and

  (c)  any other data that may be reasonably required by Us.

DATE OF PAYMENT

The first payment under any option shall be made on the fifteenth day of the month immediately following approval of claim for annuitization. Subsequent payments shall be made on the fifteenth day of each subsequent month in accordance with the manner of payment selected.

DEATH OF THE ANNUITANT - AFTER COMMENCEMENT OF ANNUITY PAYMENTS

In the event of the death of the Annuitant while receiving annuity payments, the present value of any remaining guaranteed payments will be paid in one sum to the Beneficiary unless other provisions shall have been made and approved by the Us. In the case of the Separate Account calculations (for such present value of the remaining payments) We will assume a net investment rate of 5% per annum. The Annuity Unit value on the date of receipt of Due Proof of Death shall be used for the purpose of determining such present value. In the case of the General Account the net investment rate assumed will be the rate used by Us to determine the amount of each payment.


GVA94(C)
                                       12

ALLOCATION OF ANNUITY

The Certificate Owner electing an annuity option may further elect to have the value of the contract applied to provide a variable annuity, a fixed dollar annuity or a combination of both. Once every 3 months, following the commencement of annuity payments, the Annuitant may elect, in writing, to reallocate among any Divisions on which annuity payments are based. No reallocations may be made between the Divisions and the General Account.

If no election is made to the contrary, the value of each Division shall be applied to provide a variable annuity based thereon.

VARIABLE ANNUITY AND FIXED DOLLAR ANNUITY

VARIABLE ANNUITY - A variable annuity is an annuity with payments increasing or decreasing in amount in accordance with the net investment results of the Division(s) of the Separate Account (as described in the Valuation Provisions). After the first monthly payment for a variable annuity has been determined in accordance with the provisions of this contract, a number of Division Annuity Units is determined by dividing that first monthly payment by the appropriate Division Annuity Unit value on the effective date of the annuity payments.

Once variable annuity payments have begun, the number of Annuity Units remains fixed with respect to a particular Division. If the Certificate Owner elects that continuing annuity payments be reallocated to a different Division, the number will change effective with that election but will remain fixed in number following such election. The method of calculating the unit value is described under Valuation Provisions.

The dollar amount of the second and subsequent variable annuity payments is not predetermined and may increase or decrease from month to month. The actual amount of each variable annuity payment after the first is determined by multiplying the number of Division Annuity Units by the Division Annuity Unit values as described in the Valuation Provisions. The Division Annuity Unit value will be determined no earlier than the fifth Valuation Day preceding the date the annuity payment is due.

We guarantee that the dollar amount of variable annuity payments will not be adversely affected by variations in the expense results and in the actual mortality experience of payees from the mortality assumptions, including any age adjustment, used in determining the first monthly payment.

FIXED DOLLAR ANNUITY - A fixed dollar annuity is an annuity with payments which remain fixed as to dollar amount throughout the payment period.

ANNUITY OPTIONS

FIRST OPTION - Life Annuity - An annuity payable monthly during the lifetime of the payee, ceasing with the last payment due prior to the death of the payee.

SECOND OPTION - Life Annuity with 120, 180 or 240 Monthly Payments Certain - An annuity providing monthly income to the payee for a fixed period of 120 months, 180 months, or 240 months (as selected), and for as long thereafter as the payee shall live.

THIRD OPTION - Joint and Last Survivor Life Annuity - An annuity payable monthly during the joint lifetime of the payee and a secondary payee, and thereafter during the remaining lifetime of the survivor, ceasing with the last payment prior to the death of the survivor.

[*]FOURTH OPTION - Payment for a Designated Period - An annuity payable monthly for the number of years selected which may be from 5 to 30 years. The remaining balance of proceeds in the Separate Account for any day is equal to the balance on the previous day decreased by the amount of any installment paid on that day and the remainder multiplied by the applicable experience factor for the day as described in the valuation provisions. Any surrender out of this option will be subject to Surrender Charges, as described in the Specifications.

[*If this contract is issued to qualify under Section 401, 403, or 408 of the Internal Revenue Code of 1954 as amended, these options shall be available only if the guaranteed payment period is less than the life expectancy of the Annuitant at


GVA94(C)
the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.]

                                  ANNUITY TABLES

DESCRIPTION OF TABLES

The attached tables show the minimum dollar amount of the first monthly payments for each $1,000 applied under the options. Under the First or Second Options, the amount of each payment will depend upon the age of the payee at the time the first payment is due. Under the Third Option, the amount of each payment will depend upon the ages of both payees at the time the first payment is due.

The variable payment annuity tables for the First, Second and Third Options are based on the 1983a Individual Annuity Mortality Table with ages set back one year and an interest rate of 5% per annum. The table for the Fourth Option is based on an interest rate of 5% per annum.

The fixed annuity payment tables for the First, Second and Third Options are based on the 1983a Individual Annuity Mortality Table with ages set back one year and an interest rate of 3% per annum. The table for the Fourth Option is based on an interest rate of 3% per annum.

Once the Certificate Owner has elected an annuity option, that election may not be changed with respect to any Annuitant following the commencement of annuity payment.

MINIMUM PAYMENT

No election of any options or combination of options may be made under this contract unless the first payment for each effected Account would be at least equal to the minimum payment amount according to Our rules then in effect. If at any time, payments to be made to any payee from each Account are or become less than the minimum payment amount, We shall have the right to change the frequency of payment to such intervals as will result in a payment at least equal to the minimum. If any amount due would be less than the minimum payment amount per annum, We may make such other settlement as may be equitable to the payee.


GVA94(C)
                                       14

                         VARIABLE PAYMENT ANNUITY TABLES

                         AMOUNT OF FIRST MONTHLY PAYMENT
                           FOR EACH $1,000 APPLIED TO
                           VARIABLE PAYMENT ANNUITIES


Second and subsequent annuity payments, when based on the investment experience of a Separate Account, are variable and are not guaranteed as to fixed dollar amount.


SINGLE LIFE ANNUITY


PAYEE'S
  AGE                         MONTHLY PAYMENTS GUARANTEED

               NONE                 120             180                     240
               ----                 ---             ---                     ---
  35          $ 4.50               $ 4.60          $4.59                   $4.57
  40            4.76                 4.75           4.73                    4.71
  45            4.97                 4.95           4.92                    4.88
  50            5.24                 5.20           5.15                    5.09
  51            5.30                 5.26           5.20                    5.13
  52            5.37                 5.32           5.26                    5.18
  53            5.44                 5.38           5.32                    5.23
  54            5.51                 5.45           5.38                    5.28
  55            5.59                 5.52           5.44                    5.33
  56            5.67                 5.60           5.51                    5.39
  57            5.76                 5.68           5.58                    5.45
  58            5.85                 5.76           5.65                    5.50
  59            5.95                 5.85           5.73                    5.56
  60            6.06                 5.95           5.81                    5.62
  61            6.18                 6.05           5.89                    5.68
  62            6.30                 6.15           5.98                    5.74
  63            6.43                 6.26           6.06                    5.80
  64            6.58                 6.38           6.15                    5.86
  65            6.73                 6.51           6.25                    5.92
  66            6.89                 6.64           6.34                    5.98
  67            7.07                 6.77           6.44                    6.04
  68            7.25                 6.91           6.54                    6.09
  69            7.45                 7.06           6.63                    6.14
  70            7.67                 7.22           6.73                    6.19
  75            9.03                 8.06           7.19                    6.38
  80           11.00                 8.94           7.53                    6.47
  85           13.85                 9.68           7.72                    6.50
  90           17.81                10.16           7.80                    6.51


JOINT AND LAST SURVIVOR ANNUITY



                                           AGE OF SECOND PAYEE
FIRST PAYEE
    AGE      35      40      45      50      55      60      65      70      75      80      85      90
     35     $4.38   $4.42   $4.46   $4.49   $4.52   $4.54   $4.56   $4.58   $4.59   $4.59   $4.60   $4.60
     40      4.42    4.48    4.53    4.58    4.63    4.66    4.69    4.71    4.73    4.74    4.75    4.76
     45      4.46    4.53    4.61    4.68    4.75    4.80    4.85    4.89    4.91    4.93    4.95    4.96
     50      4.49    4.58    4.68    4.78    4.88    4.96    5.04    5.10    5.15    5.18    5.20    5.22
     55      4.52    4.63    4.75    4.88    5.01    5.14    5.26    5.36    5.43    5.49    5.53    5.55
     60      4.54    4.66    4.80    4.96    5.14    5.32    5.50    5.66    5.79    5.89    5.96    6.00
     65      4.56    4.69    4.85    5.04    5.26    5.50    5.76    6.01    6.23    6.41    6.53    6.62
     70      4.58    4.71    4.89    5.10    5.36    5.66    6.01    6.38    6.74    7.04    7.28    7.44
     75      4.59    4.73    4.91    5.15    5.43    5.79    6.23    6.74    7.27    7.79    8.21    8.52
     80      4.59    4.74    4.93    5.18    5.49    5.89    6.41    7.04    7.79    8.57    9.30    9.89
     85      4.60    4.75    4.95    5.23    5.56    5.96    6.53    7.28    8.21    9.30   10.45   11.47
     90      4.60    4.76    4.96    5.22    5.55    6.00    6.62    7.44    8.52    9.89   11.47   13.08




PAYMENTS FOR A DESIGNATED PERIOD


        AMOUNT              AMOUNT            AMOUNT             AMOUNT               AMOUNT               AMOUNT
 NO.     OF         NO.      OF        NO.     OF         NO.     OF          NO.      OF          NO.      OF
 OF     MONTHLY     OF      MONTHLY    OF     MONTHLY     OF     MONTHLY      OF      MONTHLY      OF      MONTHLY
YEARS   PAYMENTS   YEARS    PAYMENTS  YEARS   PAYMENTS   YEARS   PAYMENTS    YEARS    PAYMENTS    YEARS    PAYMENTS

 5      $18.74      10     $10.51      15     $7.82       20     $6.51        25      $5.76        30      $5.28
 6       15.99      11       9.77      16      7.49       21      6.33        26       5.65
 7       14.02      12       9.16      17      7.20       22      6.17        27       5.54
 8       12.56      13       8.64      18      6.94       23      6.02        28       5.45
 9       11.42      14       8.20      19      6.71       24      5.66        29       5.36



The monthly payment for any combination of ages not shown will be quoted upon request.

                           FIXED PAYMENT ANNUITY TABLES

                            AMOUNT OF MONTHLY PAYMENT
                           FOR EACH $1,000 APPLIED TO
                             FIXED PAYMENT ANNUITIES


Payments are fixed and are guaranteed as to fixed dollar amounts.


FIRST AND SECOND OPTIONS - SINGLE LIFE ANNUITIES WITH:


PAYEE'S
  AGE                         MONTHLY PAYMENTS GUARANTEED

               NONE                 120             180                     240
  35          $ 3.32               $ 3.32          $3.31                   $3.30
  40            3.50                 3.49           3.48                    3.47
  45            3.73                 3.72           3.70                    3.67
  50            4.02                 3.99           3.96                    3.91
  51            4.09                 4.06           4.02                    3.96
  52            4.16                 4.12           4.08                    4.01
  53            4.23                 4.19           4.15                    4.07
  54            4.31                 4.27           4.21                    4.13
  55            4.39                 4.35           4.28                    4.19
  56            4.48                 4.43           4.36                    4.25
  57            4.57                 4.51           4.43                    4.32
  58            4.67                 4.60           4.51                    4.38
  59            4.77                 4.70           4.60                    4.45
  60            4.88                 4.80           4.68                    4.51
  61            5.00                 4.90           4.77                    4.58
  62            5.13                 5.02           4.87                    4.65
  63            5.26                 5.13           4.96                    4.72
  64            5.41                 5.26           5.06                    4.79
  65            5.56                 5.39           5.16                    4.85
  66            5.73                 5.52           5.26                    4.92
  67            5.90                 5.67           5.37                    4.98
  68            6.09                 5.81           5.48                    5.04
  69            6.29                 5.97           5.58                    5.10
  70            6.50                 6.13           5.69                    5.15
  75            7.85                 7.02           6.19                    5.36
  80            9.80                 7.95           6.56                    5.47


THIRD OPTION - JOINT AND LAST SURVIVOR ANNUITY



                                           AGE OF SECOND PAYEE
FIRST PAYEE
    AGE      35      40      45      50      55      60      65      70      75      80
     35     $3.08   $3.14   $3.18   $3.22   $3.25   $3.27   $3.29   $3.30   $3.31   $3.31
     40      3.14    3.21    3.28    3.34    3.38    3.42    3.45    3.47    3.48    3.49
     45      3.18    3.28    3.37    3.46    3.53    3.59    3.63    3.67    3.69    3.71
     50      3.22    3.34    3.46    3.57    3.68    3.78    3.85    3.91    3.95    3.98
     55      3.25    3.38    3.53    3.68    3.84    3.98    4.10    4.20    4.27    4.32
     60      3.27    3.42    3.59    3.76    3.98    4.18    4.37    4.53    4.66    4.75
     65      3.28    3.45    3.63    3.85    4.10    4.37    4.65    4.91    5.12    5.29
     70      3.30    3.47    3.67    3.91    4.20    4.53    4.91    5.29    5.65    5.95
     75      3.31    3.48    3.69    3.95    4.27    4.66    5.12    5.65    6.20    6.71
     80      3.31    3.49    3.71    3.98    4.32    4.75    5.29    5.95    6.71    7.50




PAYMENTS FOR A DESIGNATED PERIOD


        AMOUNT              AMOUNT            AMOUNT             AMOUNT               AMOUNT               AMOUNT
 NO.     OF         NO.      OF        NO.     OF         NO.     OF          NO.      OF          NO.      OF
 OF     MONTHLY     OF      MONTHLY    OF     MONTHLY     OF     MONTHLY      OF      MONTHLY      OF      MONTHLY
YEARS   PAYMENTS   YEARS    PAYMENTS  YEARS   PAYMENTS   YEARS   PAYMENTS    YEARS    PAYMENTS    YEARS    PAYMENTS

 5      $17.91      10      $9.61      15     $6.87       20     $5.51        25      $4.71        30      $4.18
 6       15.14      11       8.66      16      6.53       21      5.32        26       4.59
 7       13.16      12       8.24      17      6.23       22      5.15        27       4.47
 8       11.68      13       7.71      18      5.96       23      4.99        28       4.37
 9       10.53      14       7.26      19      5.73       24      4.84        29       4.27



The monthly payment for any combination of ages not shown will be quoted upon request.